SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 27, 2001


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                      1-10709                  95-4300881
       ----------                      -------                  ----------
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                     Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

PS Business Parks, Inc., through its consolidated partnership (collectively referred to as the "Company"), acquired a business park consisting of 17 buildings known as "Metro Park North" on December 27, 2001 at an aggregate purchase price of approximately $127.3 million (including closing costs and deferred maintenance). The park was acquired through the acquisition of five limited liability companies controlled by one seller. The Company is not affiliated with the seller and the purchase price was established through arm's length negotiations. The acquisition was funded with the Company's existing cash balances, borrowings of $40 million from its unsecured line of credit with Wells Fargo Bank and borrowings from an affiliate of $35 million.

The following table provides certain information concerning the facilities acquired:



         Name and                                      Date of                      Allocation of     Net Rentable    Occupancy
         Location                    Seller          Acquisition   Property Type    Purchase Price   Square Footage   at Closing
-------------------------   ----------------------- -------------  -------------  ----------------- ---------------- -------------
Metro Park I
  Rockville, Maryland       MP Investments I, LLC     12/27/01     Flex/Office      $ 41,939,000        340,424          100%


Metro Park II
  Rockville, Maryland       MP Investments II, LLC    12/27/01      Flex/Office       13,532,000        109,473          100%

Metro Park III
  Rockville, Maryland       MP Investments III, LLC   12/27/01        Office          17,594,000        116,753          62%


Metro Park IV
  Rockville, Maryland       MP Investments IV, LLC    12/27/01        Office          16,223,000        113,912          100%

Metro Park V
  Rockville, Maryland       MP Investments V, LLC     12/27/01        Office          38,027,000        224,725          97%
                                                                                  ----------------- ---------------- -------------
                                                                                    $127,315,000        905,287          95%
                                                                                  ================= ================ =============


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


Item 7. Financial Statements and Exhibits

(a)(3)  Financial Statements specificed by Rule 3.14 of Regulation S-X
        --------------------------------------------------------------

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

(b)      Pro Forma Consolidated Financial Statements
         -------------------------------------------

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  January 8, 2002                                     By: /S/ Jack Corrigan
                                                               -----------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer



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